UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 17, 2012

Clarion Partners Property Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-164777	No. 27-1242815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York	10169
(Address of Principal Executive offices)	(Zip Code)

(212) 808-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this current report on Form 8-K is incorporated herein by reference.

Amendment to Escrow Agreement

On October 17, 2012, Clarion Partners Property Trust Inc. (the “Company”) entered into the Second Amended and Restated Escrow Agreement (the “Escrow Agreement”) by and among the Company, ING Investments Distributor, LLC (the “Dealer Manager”), the dealer manager for the Company’s initial public offering of common stock (the “Offering”), and BNY Mellon Investment Servicing (US) Inc. (the “Escrow Agent”), the escrow agent for the Offering.  The Escrow Agreement was entered into in order to allow for the proceeds from the sale of shares of the Company’s common stock in a private placement to be eligible towards the minimum offering amount for the Offering. The remaining terms and conditions of the Escrow Agreement are the same as the first amended and restated escrow agreement.

The foregoing summary of the Escrow Agreement is qualified in its entirety by reference to the Escrow Agreement, a copy of which is attached as Exhibit 10.1 to this current report on Form 8-K.

Subscription Agreement

On October 17, 2012, the Company entered into an agreement (the “Subscription Agreement”) with Clarion Partners CPPT Coinvestment, LLC (“CPPT Coinvestment”), a wholly owned subsidiary of Clarion Partners, LLC (the “Sponsor”), the Company’s sponsor, for the purchase of 1,020,000 shares of the Company’s Class W common stock for $10.00 per share, or $10,200,000 in the aggregate, pursuant to a private placement. On October 17, 2012, the Company received the cash purchase price and issued the shares.  Pursuant to the terms of the Subscription Agreement, the Class W shares issued to CPPT Coinvestment will be pari passu with the Class W shares of the Company’s common stock issued in the Offering.  Pursuant to the Subscription Agreement, CPPT Coinvestment may not vote any of its shares with respect to any matter regarding (1) the removal of any of its affiliates as the Company’s advisor or the Company’s directors or (2) any transaction between the Company, its affiliates or any of its directors and CPPT Coinvestment or any of its affiliates, including the Company’s advisor.

No selling commission or other consideration was paid in connection with the sale.  In addition, the Dealer Manager has agreed to waive the dealer manager fees and distribution fees that accrue on any given day with respect to the portion of NAV allocable to any Class A shares or Class W shares owned on that day by the Sponsor, any of its affiliates, any of their respective directors, officers or employees or any of the directors or officers of the Company, including the Class W shares sold in this private placement.

In connection with the private placement, the Company’s board of directors granted an exemption from the aggregate share ownership limit and common share ownership limit set forth in the Company’s charter to CPPT Coinvestment and to any person that would be treated under its charter as beneficially owning or constructively owning shares in excess of such aggregate share ownership limit and common share ownership limit.

The foregoing summary of the Subscription Agreement is qualified in its entirety by reference to the Subscription Agreement, a copy of which is attached as Exhibit 10.2 to this current report on Form 8-K.

Joint Venture Agreement

On October 18, 2012, CPPT Lehigh LLC, a Delaware limited liability company (“CPPT Lehigh”), and a wholly owned subsidiary of CPT Real Estate LP (“CPT Real Estate”), the Company’s operating partnership, entered into a joint venture agreement (the “Joint Venture Agreement”) with LIT Industrial Limited Partnership, a Delaware limited partnership (“LIT”), a limited partnership indirectly owned by Lion Industrial Trust, a privately held REIT managed by the Sponsor, to form LIT/CPPT Lehigh Venture LLC (the “Venture”) for the purpose of purchasing and operating a property known as Lehigh Valley South (“Lehigh Valley South”). CPPT Lehigh contributed $9,843,750 in cash to the Venture, and LIT contributed its 50% ownership interest in Lehigh Valley South to the Venture. CPPT Lehigh’s cash contribution was funded with the proceeds from the Company’s sale of $10,200,00 in Class W shares to CPPT Coinvestment, as described below under Item 3.02. CPPT Lehigh and LIT each own 50% of the membership interests in the Venture.

Lehigh Valley South was previously owned by Lehigh Valley South Industrial, LLC (“Lehigh Industrial”), an entity indirectly owned by LIT and Trammell Crow Company (“TCC”). LIT and TCC originally developed the property in 2008.

Pursuant to the terms of the Joint Venture Agreement, LIT will serve as the administrative member and manage the day-to-day affairs of the Venture. The Joint Venture Agreement contains a list of customary major decisions that require the approval of both Lion and CPPT Lehigh. After an initial lock-out period, which expires on April 1, 2013, either member can cause the Venture to sell Lehigh Valley South after first providing a right of first offer to the other member.

The Company’s board of directors, including the independent directors not otherwise interested in the transaction, approved the joint venture and its terms as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers.

The foregoing summary of the Joint Venture Agreement is qualified in its entirety by reference to the Joint Venture Agreement, a copy of which is attached as Exhibit 10.3 to this current report on Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

On October 18, 2012, the Venture acquired Lehigh Valley South for a total purchase price of $19,687,500 by (1) purchasing a 50% interest in the property from Lehigh Industrial for $9,843,750 in cash, exclusive of closing costs, and (2) accepting a contribution from LIT of its 50% interest in the property, which was distributed by Lehigh Industrial to LIT immediately prior to the acquisition.

Lehigh Valley South is comprised of a 24.7 acre parcel of land with a 315,000 square foot, warehouse/distribution building that features 54 dock doors, two drive-in doors, ample trailer parking and 32 feet of usable height inside the warehouse. Lehigh Valley South was built in 2008 and is currently leased to two tenants, Barry Callebaut U.S.A. LLC and Quality Packaging Specialists International, LLC, with an average remaining lease term of approximately eight years. Both leases are triple net leases pursuant to which the tenants are responsible for the operating expenses of the property.

The Company’s board of directors, including a majority of its independent directors, approved the Venture’s purchase price for Lehigh Valley South as being fair and reasonable to the Company and at a price no greater than the cost of the property to LIT. Lehigh Valley South was appraised by a nationally recognized appraisal firm that is independent of the Company and the Sponsor, and the selection of the appraiser was approved by the Company’s independent directors. The purchase price of Lehigh Valley South at the time of acquisition did not exceed its appraised value.

In evaluating Lehigh Valley South as a potential acquisition, including the determination of an appropriate purchase price paid for Lehigh Valley South, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenants; property location, visibility and access to the property; age of the property, physical condition and curb appeal; neighboring property uses; and local market conditions, including vacancy rates and economic conditions.

Item 3.02.  Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

On October 17, 2012, pursuant to the terms of the Subscription Agreement, the Company issued and sold 1,020,000 shares of the Company’s Class W common stock to CPPT Coinvestment for $10.00 per share, or $10,200,000 in the aggregate, pursuant to a private placement. No selling commission or other consideration was paid in connection with the sale. The private placement was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, as a sale of securities not involving a public offering.

Item 8.01.  Other Items

On September 27, 2012, the Company filed its Third Articles of Amendment and Restatement (the “Amended and Restated Charter”) with the Maryland Department of Assessments and Taxation. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 to this current report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired.

Since it is impracticable to provide the required financial statements for the acquisition of Lehigh Valley South at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before December 28, 2012, which date is within the period allowed to file such an amendment.

(b)         Pro Forma Financial Information.

See paragraph (a) above.

(c)          Exhibits

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarion Partners Property Trust Inc.

Date: October 23, 2012	By:	/s/ L. Michael O’Connor
L. Michael O’Connor
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Articles of Amendment and Restatement
10.1

Second Amendment to the Amended and Restated Escrow Agreement, dated and effective October 17, 2012, by and among the Company, ING Investments Distributor, LLC and BNY Mellon Investment Servicing (US) Inc.

10.2	Subscription Agreement for the Purchase of Class W Common Stock, dated and effective as of October 17, 2012, by and between Clarion Partners CPPT Coinvestment, LLC and the Company.
10.3	Limited Liability Company Agreement, dated and effective as of October 18, 2012, by and among CPPT Lehigh, LLC and LIT Industrial Limited Partnership, for the purchase of Lehigh Valley South.